GRANTS	12 Months Ended
Dec. 31, 2024
GRANTS
GRANTS

10.      GRANTS

In November 2019, CASI Wuxi entered into a fifty-year lease agreement for the right to use state-owned land in China for the construction of a manufacturing facility. In November 2019, the Company entered into a grant agreement with the Administrative Committee of Wuxi Huishan Economic Development Zone, under which, the Company is eligible for grants up to RMB 25 million (equivalent to $3.6 million) to support the development of CASI Wuxi’s manufacturing site. Pursuant to the agreement, the Administrative Committee of Wuxi Huishan Economic Development Zone can recapture the grant if CASI Wuxi moves out of the Wuxi Huishan Economic Development Zone in ten years.

In April 2020, CASI Wuxi received RMB 15.9 million (equivalent to $2.2 million) from the Jiangsu Province Wuxi Huishan Economic Development Zone as a government grant for this development project which was recorded as deferred income in April 2020. In November 2021, CASI Wuxi received additional RMB 3.0 million (equivalent to $0.5 million) from the Jiangsu Province Wuxi Huishan Economic Development Zone as a government grant for this development project which was recorded as deferred income in November 2021.

The Company recognized nil, nil and $48,000 of other income during the years ended December 31, 2024, 2023 and 2022, respectively. Upon return of the land use right to the local government, the Company reclassified the remaining deferred income balance to accrued and other current liabilities. As of December 31, 2024, the Company is still under negotiation with the local government on the further treatment of the grant.